UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                       August 26, 2005 (August 25, 2005)


                            DOV PHARMACEUTICAL, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    000-49730                   22-3374365
    (State or Other          (Commission File No.)           (IRS Employer
    Jurisdiction of                                        Identification No.)
     Incorporation)


                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (201) 968-0980

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01. Ocinaplon Phase III Clinical Trial Placed On Hold

      On August 25, 2005, registrant announced that it has suspended further dosing in the on-going phase III clinical trial of ocinaplon, its novel anti-anxiety agent. The text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this current report on Form 8-K.

      In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section unless registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended.


ITEM 9.01. EXHIBIT.

(c) Exhibit. The following exhibit is filed with this current report on Form
8-K.


Exhibit No.    Title

   99.1        Press Release dated August 25, 2005, of DOV Pharmaceutical, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DOV Pharmaceutical, Inc.

Date: August 26, 2005               By: /s/ Leslie Hudson
                                        --------------------------------
                                        Leslie Hudson
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.    Title

   99.1        Press Release dated August 25, 2005, of DOV Pharmaceutical, Inc.